MANAGERS TRUST II

MANAGERS MID-CAP FUND

MANAGERS BALANCED FUND

Supplement dated December 8, 2006 to the Prospectus dated May 1, 2006

(as supplemented July 7, 2006, August 14, 2006 and September 18, 2006) and the

Statement of Additional Information dated May 1, 2006

(as supplemented August 14, 2006 and September 18, 2006)

The following information supplements and supersedes any information to the contrary relating to Managers Mid-Cap Fund (the “Mid-Cap Fund”) and Managers Balanced Fund (the “Balanced Fund” and, together, the “Funds”), both series of Managers Trust II (the “Trust”), contained in the Funds’ Prospectus dated May 1, 2006 (as supplemented July 7, 2006, August 14, 2006 and September 18, 2006) and the Statement of Additional Information dated May 1, 2006 (as supplemented August 14, 2006 and September 18, 2006).

Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive agreement to acquire a majority ownership interest in Chicago Equity Partners, LLC (“CEP”), a subadvisor to each of the Funds (the “Acquisition”). After the closing of the Acquisition, Managers Investment Group LLC, a wholly-owned indirect subsidiary of AMG and the investment manager to the Funds, will be affiliated with CEP.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE